                                                       Contribution Agreement  1

[Confidential Treatment Requested. Confidential portions of this Agreement have been redacted and filed separately with the Commission.]

                             CONTRIBUTION AGREEMENT



between


Aventis Research & Technologies GmbH & Co KG
Industriepark Hochst, Building G 865 A,
65926 Frankfurt am Main
Germany


                                        - hereinafter referred to as "Aventis" -


and


Nanogen Inc.
10398 Pacific Court
San Diego, CA 92121
USA


                                        - hereinafter referred to as "Nanogen" -

and


Nanogen Recognomics GmbH
(former: WT Achtzehnte Verwaltungsgesellschaft mbH)
Industriepark Hochst, Building G 830
65926 Frankfurt am Main
Germany

                                            - hereinafter referred to as "J.V."-

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                                                       Contribution Agreement  2

DEFINITIONS

Unless the context shall otherwise require, the following terms shall have the following meanings throughout this Agreement:

"Agreement" shall mean this Contribution Agreement.

"J.V. Business" shall mean (XXX).

"Contribution Date" shall mean (XXX), 24:00 hours.

"IPR" shall mean all trademarks, service marks, trade dress, logos, copyrights, rights of authorship, all applications, registrations and renewals relating to the preceding items, database rights, moral rights, inventions, rights of inventorship, rights of publicity and privacy, trade secrets, know-how, rights under unfair competition and unfair trade practices laws, and all other worldwide intellectual and industrial property rights related thereto, existing as of the Contribution Date and relating exclusively to the J.V. Business.

"Contracts" shall mean contracts, contract offers, permissions, concessions, licenses, options to licenses, memberships, research and development agreements, joint venture agreements and other legal relationships of Aventis existing as of the Contribution Date and relating exclusively to the J.V. Business as listed in
EXHIBIT 6 of this Agreement, however, expressly excluding (1) the Collaborative Research and Development Agreements between Hoechst Research & Technologies Deutschland GmbH and Nanogen Inc. dated 3 December, 1998 and 27 September, 1999 which relate to separate and different research and development projects of Aventis and (2) (XXX).

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                       Contribution Agreement  3

A.      CONTRIBUTION OF ASSETS AND PATENTS BY AVENTIS


SECTION 1      CONTRIBUTION OF ASSETS AND PATENTS TO THE J.V.

(1) Pursuant to the provisions set forth below, Aventis hereby assigns and transfers to the J.V. effective as of the Contribution Date

        a) any and all installations, technical facilities, equipment, vehicles, tools, software and machinery in the ownership of Aventis which - as of the Contribution Date - were used exclusively by or in the J.V. Business and which are located in Industriepark Hochst, Building G 830, 65926 Frankfurt am Main, Germany, in the rooms listed in EXHIBIT 1.

        b) the entire operational, office and business equipment in the ownership of Aventis which - as of the Contribution Date - were used exclusively by or in the J.V. Business, including any and all files, records, operational data or other business documentation, customer lists, price calculations, supplier lists and advertising material as well as any and all documents, papers and items which relate exclusively to the J.V. Business.

        c) The inventories of raw materials, work in process, finished goods, spare parts, service parts, tool, consumables, supplies and packaging materials held for use or manufactured exclusively in relation to the J.V. Business and located in the rooms listed in
              EXHIBIT 2.

        d) any and all patents, patent disclosures, patent applications, including all provisionals, continuations (in whole or in part), divisionals, reissues, extensions, supplementary protection certificates, reexaminations and foreign counterparts thereof, as well as all inventions of employees of Aventis employed exclusively in the J.V. Business and on the Contribution Date registered with the relevant patent department of Aventis, all in the sole and exclusive ownership of Aventis, as listed in EXHIBIT 3.

        e) Aventis' ownership interest in any and all patents, patent disclosures, patent applications, including all provisionals, continuations (in whole or in part), divisionals, reissues, extensions, supplementary protection certificates,

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                                                       Contribution Agreement  4

              reexaminations and foreign counterparts thereof, as well as all jointly owned inventions by Aventis and Nanogen, as listed in
              EXHIBIT 4.

        f) any and all IPR solely owned by Aventis and Aventis' ownership interest in IPR jointly owned by Aventis and Nanogen, to the extent possible listed in EXHIBIT 5.

              Aventis shall make available to the J.V. without undue delay after the Contribution Date all records, documents, files, results, plans kind other materials relating exclusively to know-how contributed to the J.V. as provided for in this Agreement which the J.V. requires to understand, assess and exploit such know-how.

        g)    pursuant to Section 2 below all Contracts as listed in EXHIBIT 6.

        The J.V. hereby accepts this assignment and transfer.

(2)     In case that the transfer of ownership pursuant to Section 1 subsection
        (1) of this Agreement should not be realized as per the Contribution Date, the transfer of ownership shall be substituted by the agreement that Aventis will hold these assets in cost-free bailment for the J.V. pursuant to Section 930 BGB (German Civil Code) and that after the Contribution Date, the J.V. shall at any time be entitled to take possession of such assets. In case of assets being in the possession of third parties, Aventis on the Contribution Date shall assign its claim for restoration of the property to the J.V.

(3) Furthermore, the parties agree that the tangible assets exclusively used by Aventis for the J.V. Business shall nonetheless pass on to the J.V. even if such individual assets are not located in the rooms evidenced in
        EXHIBIT 1 and 2 or by company records of Aventis unless they are expressly excluded in this Agreement from being assigned and transferred. This shall also apply if any documents referenced herein are incomplete or, due to modifications which have already occurred or may occur, do not reflect the status as of the Contribution Date.

(4) Aventis shall remain liable for any and all obligations arising from the ownership and possession of the assets transferred pursuant to this Agreement accruing before the Contribution Date and shall indemnify the J.V. for any and all

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                                                       Contribution Agreement  5

        liabilities, costs, charges, recourse or other risks arising out of these transferred assets and accruing before the Contribution Date. However, the J.V. shall be liable for any such obligations accruing after the Contribution Date.

SECTION 2      CONTRACTS

(1) As per the Contribution Date, the J.V. herewith enters into all Contracts as listed in EXHIBIT 6 in lieu of Aventis. For the sake of clarification, the parties herewith agree that rights and obligations under the lease and service contract between Aventis and InfraServ GmbH & Co. Hochst KG will be dealt with separately.

(2) As per the Contribution Date, Aventis hereby assigns any and all rights arising out of the Contracts to the J.V. The J.V. hereby accepts this assignment.

        As per the Contribution Date, the J.V. shall assume any and all obligations of Aventis arising out of the Contracts and occurring after the Contribution Date and shall indemnify Aventis for any and all liabilities, costs, charges, recourse or other risks arising out of the Contracts and occurring after the Contribution Date.

        Aventis shall remain liable for any and all obligations arising out of the Contracts and occurring before the Contribution Date and shall indemnify the J.V. for any and all liabilities, costs, charges, recourse or other risks arising out of the Contracts and occurring before the Contribution Date.

        However, the J.V. shall not be liable for any infringements, asserted infringements or other breaches of any Contract caused prior to the Contribution Date.


(3) If required, Aventis will request of the respective third party to such Contract to be transferred to the J.V. to consent to the transfer of the respective Contract to the J.V.


        In case that the external assumption of the Contract to be transferred to the J.V. should not be possible or should be feasible at unproportional costs only or if both Aventis and the J.V. should be of the opinion that an external consent is not suitable, the J.V. shall internally assume the obligations resulting from this

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                                                       Contribution Agreement  6

        Contract. In such case, Aventis shall - to the extent legally permissible - externally exercise the corresponding legal position as fiduciary of the J.V.. The assumption of the external legal position shall be deemed to have occurred on the Contribution Date.


        Subject to prior written notice of the J.V. with a notice period of
        (XXX) year, Aventis shall be entitled to terminate the respective Contract which is continued on a fiduciary basis by giving notice pursuant to the respective notice period effective on the next possible termination date. Aventis shall not be liable in case any Contract cannot be continued or renewed or can be continued or renewed on new terms only between the J.V. and the third party.

SECTION 3      EMPLOYMENT AGREEMENTS

(1) The parties are in agreement that as of the Contribution Date all employment agreements relating exclusively to the J.V. Business shall pass on to the J.V. pursuant to Section 613 a German Civil Code (BGB). The J.V. shall assume all rights and obligations under these employment agreements. This shall also include all rights and obligations resulting from the pension commitments existing at Aventis for the employees transferred to the J.V.

        A list of the employees employed exclusively in the J.V. Business is enclosed as EXHIBIT 7 which lists name and date of birth of the respective employees. The agreement between Aventis and the J.V. transferring the employment agreements to the J.V. ("Employment-Transfer-Agreement") is attached in EXHIBIT 8. For its remaining term, the "Personnel- and Socio-Political Transition Agreement for the Formation of the Strategic Management Holding Hoechst" (`Personal- und Sozialpolitische Uberleitungsvereinbarung zur Bildung der Strategischen Management Holding Hoechst") dated 20 January, 1997, attached as EXHIBIT 9, shall remain valid and applicable.

(2) Aventis' works council - pursuant to the operating agreement ("Betriebsvereinbarung") as attached in EXHIBIT 10 - has agreed to the transfer of the employment agreements.

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                       Contribution Agreement  7

(3) The J.V. shall hold harmless and indemnify Aventis against all liabilities accruing after the Contribution Date and resulting from the transferred employment agreements. Aventis shall hold harmless and indemnify the J.V. against all liabilities accruing up to the Contribution Date and resulting from the transferred employment agreements.

(4) Aventis has notified the employees whose employment agreements pass on to the J.V. pursuant to Section 613 a of the German Civil Code (BGB) of the transfer to the J.V. as per the Contribution Date. All employees so notified have given their consent to the transfer of their employment agreements to the J.V.

SECTION 4      LIMITED ASSUMPTION OF OBLIGATIONS AND LIABILITES

(1) Unless otherwise provided for in this Agreement, the J.V. shall not assume any obligations and liabilities of Aventis accrued before the Contribution Date. This shall in particular apply to warranty obligations arising out of supplies and services, to obligations to pay social insurance contributions and to obligations vis-a-vis associated enterprises if such liabilities accrued before the Contribution Date. It shall further apply to any and all taxes concerning the J.V. Business and its operations before the Contribution Date.

(2) Aventis shall indemnify the J.V. for any obligations, liabilities, costs, charges, recourse or other risks in connection with any claims related to such non-assumed obligations and liabilities.

(3) Aventis on the Contribution Date shall pay to the J.V. a sum equal to the pension reserves for the pension claims and other claims as provided for in the Employment~Transfer~Agreement attached as EXHIBIT 8.

        As of the Contribution Date, such reserves amount to the amounts listed in EXHIBIT 11. The parties agree to perform such adjustments which become necessary upon the final calculation of such reserves and to transfer the full amount of such reserves as per the Contribution Date after such Contribution Date.

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                                                       Contribution Agreement  8

(4) Tax refund claims and liabilities concerning additional payment of taxes or liabilities with regard to additional social security payments until the Contribution Date shall remain with Aventis.

(5)     Aventis hereby warrants that no individual pension commitments exist.

SECTION 5      CONTRIBUTION OF CASH

Aventis on the Contribution Date shall contribute (i. e. pay) to the J.V. the amount of US $ (XXX) (in words: US Dollars (XXX)) (XXX).

SECTION 6      VALUATION OF ASSETS ON THE TAX BALANCE SHEET, TURNOVER TAX

(1) The assets contributed pursuant to Section 1 subsection (1) of this Agreement shall be valued at (XXX) value (XXX) in the accounts of the J.V. and booked as "other contributions" pursuant to Section 272 subsection (2) No. 4 German Commercial Code (HGB) on the J.V.'s opening balance sheet.

(2) In case that transfers under this Agreement are subject to VAT or become subject to VAT due to the waiver of a tax exemption, the J.V. will be liable for the resulting VAT against submission of a corresponding invoice.

SECTION 7      COOPERATION, PERFORMANCE OF SERVICES

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                       Contribution Agreement  9

(1) The parties agree to give all declarations, to draw up all documents, and to undertake all other actions which are necessary for the transfer of the assets, liabilities, rights and obligations pursuant to this Agreement.

(2) In case the consent of a shareholder, creditor, debtor, fiduciary or any other third party or any permissions under public law should be necessary for the transfer of the assets, liabilities, rights and obligations, the parties to this Agreement shall use their best efforts to obtain such consent or permission. If such consent or permission cannot be obtained or can be obtained at unproportional costs only,
        Section 2 subsection (3) shall apply with regard to the relationship between the parties.

(3) The J.V. also shall receive all documents necessary for the assertion of the rights transferred under this Agreement. The J.V. shall store these books and other documents for Aventis during the legally required period of time, at least, however, until the respective tax audit of Aventis, if any, has become unappealable. The J.V. shall ensure that Aventis is able to inspect these documents and make copies of them.

        Documents which are kept in connection with the J.V. Business but which also relate to other departments of Aventis shall be kept by Aventis for the J.V. during the legally required period of time, at least, however, until the respective tax audit of J.V., if any, has become unappealable. Aventis shall ensure that J.V. is able to inspect these documents and make copies of them.

        In case of external tax investigations and litigation proceedings which concern the time period before the Contribution Date, the parties shall cooperate with regard to the access and exchange of information.

SECTION 8      WARRANTIES

(1)     Aventis warrants that,

        (a) except for retentions of title customary in the respective trade, the transferred assets are unencumbered and free of any rights (as defined in Section 434 German Civil Code (BGB)) of third parties;

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                                                       Contribution Agreement 10

        (b) the assets transferred in this Agreement constitute all the material assets, properties, intellectual property and other rights of Aventis that are necessary for the conduct of the J.V. Business as at the Contribution Date conducted by Aventis;

        (c) the assets transferred in this Agreement and presently used are in good condition and repair, reasonable tear and wear excepted;

        (d) to the best knowledge of Aventis, the Contracts are in full force and effective and valid and enforceable in accordance with their respective terms against Aventis and, to Aventis' knowledge, the other party thereto;

        (e) to the best knowledge of Aventis, no proceedings have been instituted, are pending or are threatened, which challenge Aventis' rights in respect of the patents listed in EXHIBITS 3 and 4 or the IPR listed in EXHIBIT 5.

        (f) other than the employees listed in EXHIBIT 7 and the managing director Mr. Norbert Windhab no other employees shall be transferred to the J.V. pursuant to this Agreement

(2) Unless otherwise provided for herein, Aventis does not give any warranties.

B.      CONTRIBUTION BY NANOGEN


SECTION 9      CONTRIBUTION BY NANOGEN

(1) Pursuant to the provisions set forth below, Nanogen hereby assigns and transfers to the J.V. effective as of the Contribution Date

        a) Nanogen' ownership interest in any and all patents, patent disclosures, patent applications, including all provisionals, continuations (in whole or in part), divisionals, reissues, extensions, supplementary protection certificates, reexaminations and foreign counterparts thereof, as well as all jointly owned inventions by Aventis and Nanogen, as listed in EXHIBIT 4.

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                                                       Contribution Agreement 11

        b) Nanogen's ownership interest in IPR jointly owned by Aventis and Nanogen, to the extent possible listed in EXHIBIT 12.

              Nanogen shall make available to the J.V. without undue delay after the Contribution Date all records, documents, files, results, plans and other materials relating exclusively to know-how contributed to the J.V. as provided for in this Agreement which the J.V. requires to understand, assess and exploit such know-how.

        Except for the effect, if any, of the proceedings presently pending in the matter entitled "NANOGEN ET AL. VS. MOTOROLA ET AL.", case number "Civil No. 00cv0872 lEG (AJB)" in the Federal District Court of the Southern District of California, Nanogen warrants that to the best knowledge of Nanogen, no proceedings have been instituted, are pending or are threatened, which challenge Nanogen's rights in respect of the patents listed in EXHIBIT 4 or the IPR listed in EXHIBIT 12.

(2) Unless otherwise provided for herein, Nanogen does not give any warranties

C.      GENERAL

SECTION 10     NOTICES

(1) All notices or other communications hereunder shall be in writing, unless a stricter form should be required by applicable law.

(2) All notices or communications shall be sent to the following addresses, or to such other addresses of which a party may have informed the other party from time to time, which change of address shall be effective only when received by the other parties:

        a)    If to Aventis:
              Aventis Research & Technologies GmbH & Co KG
              Industriepark Hochst, Building G 865 A
              65926 Frankfurt am Main
              Germany

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                                                       Contribution Agreement 12

              Attention: Geschaftsleitung

        b)    If to the J.V.:
              Nanogen Recognomics GmbH
              Industriepark Hochst, Building G 830
              65926 Frankfurt am Main
              Germany
              Attention:  Geschaftsleitung

        c)    If to Nanogen:
              Nanogen Inc.
              10398 Pacific Center Court
              San Diego, Ca 92121
              USA
              Attention:  Management

SECTION 11     SEVERABILITY

(1) Should any provision of this Agreement be or become invalid, ineffective, or unenforceable, the remaining provisions of this Agreement shall be valid.

(2) The parties agree to replace the invalid, ineffective, or unenforceable provision by a valid, effective, and enforceable provision which economically best meets the intention of the parties had they foreseen the invalidity, ineffectiveness, or unenforceability at that time. The same shall apply in the case of an omission or if the Agreement is silent.

(3) If a provision of this Agreement should be held invalid by a competent court or arbitration tribunal because of the scope of its coverage (such as territory, subject matter, time period or amount), said provision shall not be deemed to be completely invalid but shall be deemed to be valid with the permissible scope that is nearest to the originally agreed-upon scope.

SECTION 12     Entire Agreement Contribution Agreement

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                                                       Contribution Agreement 13

(1) This Agreement including all Exhibits thereto contain the entire agreement and understanding of the parties thereto in respect of the transaction contemplated by this Agreement. This Agreement supersedes all other prior agreements and understandings, both written and oral, among the parties or among and between any of them with respect to such transactions, provided, however, that such prior agreements and understanding may to the extent necessary and appropriate be used for the interpretation of this Agreement.

(2) There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein.

(3)     Any changes of this Agreement have to be made in writing.

(4)     This Agreement has been made and is binding in the English language.

SECTION 13     APPLICABLE LAW AND VENUE

This Agreement shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

SECTION 14     ARBITRATION

(1) All disputes arising in connection with or out of this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three arbitrators appointed in accordance with the said Rules.

(2) Such arbitration shall take place in Frankfurt am Main, Germany, and shall be held in the English language. The arbitrators shall apply the laws of the Federal Republic of Germany.

SECTION 15     CONDITION PRECEDENT

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                                                       Contribution Agreement 14

The contribution of the J.V. Business from Aventis to the J.V. as provided for in this Agreement is conditioned on Aventis Research & Technologies GmbH & Co. KG, Frankfurt am Main, Germany, Nanogen Inc., San Diego, USA and Nanogen Recognomics GmbH, Frankfurt am Main, Germany executing the Cooperation and Shareholders' Agreement dated _____________.

Frankfurt, June 27, 2001                /s/ Jan C. Kobbach
                                        ------------------------------------
                                        Aventis Research & Technologies GmbH &
                                        CoKG
                                        Represented by Aventis Research &
                                        Technologies Verwaltungs GmbH
                                        by: Jan Christoph Kobbach pursuant to
                                        a power of
                                        attorney dated June ____, 2001.

Frankfurt, June 27, 2001                /s/ Jan C. Kobbach
                                        ------------------------------------
                                        Nanogen Recognomics GmbH
                                        by: Jan Christoph Kobbach pursuant to a
                                        power of attorney dated June ____, 2001.

Frankfurt, June 27, 2001                /s/ Jorg Siegels
                                        ------------------------------------
                                        Nanogen Inc.
                                        by: Dr. Jorg Siegels pursuant to a power
                                        of attorney dated June 18, 2001.

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                                                     Exhibit 1, Section 1 (1) a)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.

(XXX)

(XXX) - Confidential material redacted and filed separately with the Commission

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                                                     Exhibit 2, Section 1 (1) c)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.

(XXX)

(XXX) - Confidential material redacted and filed separately with the Commission

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(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                     Exhibit 5, Section 1 (1) f)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                     Exhibit 6, Section 1 (1) e)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                     Exhibit 6, Section 1 (1) g)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission

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                                                        Exhibit 7, Section 3 (1)
                                                   to the Contribution Agreement
                          Nanogen / Aventis Research Technologies GmbH & Co. KG.


Nanogen Recognomics GmbH         Employee List

(XXX)

(XXX) - Confidential Information redacted and filed separately with the Commission